UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 22, 2009

CORE LABORATORIES N.V.

(Exact name of registrant as specified in its charter)

001-14273
(Commission File Number)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Herengracht 424
1017 BZ Amsterdam
The Netherlands	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (31-20) 420-3191

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure

On January 22, 2009, Core Laboratories N.V. issued a press release announcing a quarterly cash dividend equal to $0.10 per share of common stock for shareholders of record on February 2, 2009 and payable March 2, 2009.

The full text of the press release is set forth in Exhibit 99.1 attached hereto.

The information in this Report and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

                (d)    Exhibits

99.1	Press release issued on January 22, 2009*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core Laboratories N.V.

Dated: January 22, 2009	By	/s/ Richard L. Bergmark
Richard L. Bergmark
Chief Financial Officer

CORE LABORATORIES N.V.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM

99.1	Press release issued on January 22, 2009*

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Exchange Act.